UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-7435

Smith Barney Allocation Series Inc.
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Legg Mason & Co., LLC
300 First Stamford Place
Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: January 31
Date of reporting period: January 31, 2006

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

A N N U A L  R E P O R T

JANUARY 31, 2006

Smith Barney

Allocation Series Inc.

Select High Growth Portfolio

Select Growth Portfolio

Select Balanced Portfolio

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Under a licensing agreement between Citigroup and Legg Mason, the names of funds, the names of any classes of shares of funds, and the names of investment managers of funds, as well as all logos, trademarks and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. Citi Marks include, but are not limited to, “Smith Barney,” “Salomon Brothers,” “Citi” and “Citigroup Asset Management”. Legg Mason and its affiliates, as well as the Funds’ investment manager, are not affiliated with Citigroup.

All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement.

Letter from the Chairman

R. JAY GERKEN, CFA Chairman, President and Chief Executive Officer

Dear Shareholder,

Despite numerous obstacles, including rising short-term interest rates, surging oil prices, a destructive hurricane season, and geopolitical issues, the U.S. economy continued to expand during the reporting period. After a 3.8% advance in the first quarter of 2005, gross domestic product (“GDP”)[i] growth was 3.3% during the second quarter and 4.1% in the third quarter. However, there were mixed economic signals in the fourth quarter. While the Labor Department announced that the unemployment rate fell to 4.7% in December, its lowest level in four years, fourth quarter GDP growth was 1.6%, lower than expected.

Given the overall strength of the economy and inflationary pressures, the Federal Reserve Board (“Fed”)ii continued to raise interest rates throughout the period. After raising rates five times from June 2004 through January 2005, the Fed increased its target for the federal funds rateiii in 0.25% increments nine additional times over the reporting period. This represents the longest sustained Fed tightening cycle since the 1970s. All told, the Fed’s fourteen rate hikes have brought the target for the federal funds rate from 1.00% to 4.50% .

For the one-year period ended January 31, 2006, the U.S. stock market generated solid results, with the S&P 500 Indexiv returning 10.37% . Looking at the fiscal year as a whole, mid-cap stocks outperformed their large- and small-cap counterparts, with the Russell Midcap,[v] Russell 1000,vi and Russell 2000vii Indexes returning 21.45%, 12.07%, and 18.89%, respectively. From an investment style perspective, value stocks continued to outperform growth stocks, with the Russell 3000 Valueviii and Russell 3000 Growthix Indexes returning 13.63% and 11.57%, respectively, over the reporting period.

Smith Barney Allocation Series Inc.	I

As the year began, it was widely expected that both short-and long-term yields would rise sharply. This panned out with short-term rates, as two-year Treasury yields rose from 3.29% to 4.54% over the 12-month period ended January 31, 2006. However, over the same period, long-term yields experienced a less dramatic increase, with 10-year Treasuries moving from 4.15% to 4.53% . At the end of the reporting period, the yield curve was slightly inverted, as the yield on two-year Treasuries surpassed that of 10-year Treasuries. This anomaly has historically foreshadowed an economic slowdown or recession. Looking at the one-year period as a whole, the overall bond market, as measured by the Lehman Brothers U.S. Aggregate Index,[x] returned 1.80% .

Please read on for a more detailed look at prevailing economic and market conditions during the Funds’ fiscal year and to learn how those conditions have affected Fund performance.

Special Shareholder Notices

Effective May 1, 2006 the Smith Barney Allocation Series Inc. will be renamed Legg Mason Partners Lifestyle Series, Inc.

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As a result, the Funds’ investment manager (the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Funds’ existing investment management contract to terminate. The Funds’ shareholders previously approved a new investment management contract between each Fund and the Manager, which became effective on December 1, 2005.

II	Smith Barney Allocation Series Inc.

Information About Your Funds

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The Funds’ Manager and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Funds’ response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Funds have been informed that the Manager and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

Important information concerning the Funds and their Manager with regard to recent regulatory developments is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

February 23, 2006

Smith Barney Allocation Series Inc.	III

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

i	Gross domestic product is a market value of goods and services produced by labor and property in a given country.
ii

The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
iv	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.
[v]	The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index whose average market capitalization was approximately $4.7 billion as of 6/24/05.
vi

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

vii

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

viii

The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

ix	The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.
[x]

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

IV	Smith Barney Allocation Series Inc.

Select High Growth Portfolio

Target Asset Allocation

90% Stock Funds

10% Bond Funds

The Select High Growth Portfolio seeks capital appreciation by investing a high percentage of its assets in aggressive equity funds.

The Target Asset Allocation set forth above represents an approximate mix of investments for the Select High Growth Portfolio. The allocation and investment mix of the Fund may vary depending upon market conditions, cash flows in and out of the Fund and other factors. In addition, the allocation and investment ranges of the Fund may be changed, from time to time, upon the approval of the Smith Barney Allocation Series’ Board of Directors.

Manager Overview

Special Shareholder Notices

Effective December 1, 2005, the Select High Growth Portfolio compares its performance to the Lehman Brothers U.S. Aggregate Indexi and the Russell 3000 Indexii. Management changed the Fund’s unmanaged benchmarks to reflect the Fund’s investments.

Effective May 1, 2006, Select High Growth Portfolio will be renamed the Legg Mason Partners Variable Lifestyle High Growth Portfolio.

Q.  What were the overall market conditions during the Fund’s reporting period?

A. The U.S. financial markets produced mixed results during the one-year period ended January 31, 2006. Over this period, the overall stock market, as measured by the S&P 500 Index,iii returned 10.37% . The majority of this advance occurred over the last three months of the period. During that time, investor sentiment improved as corporate profits remained strong, oil prices declined, and there were indications that the Federal Reserve Board (“Fed”)iv was nearing the completion of its prolonged tightening campaign. Turning to the fixed income markets, they generated a modest 1.80% gain over the 12-month reporting period, based on the return of the Lehman Brothers U.S. Aggregate Index. For much of the period, short-term interest rates rose in concert with the Fed’s interest rate hikes, while long-term bond yields were surprisingly flat. However, toward the end of the year, long-term yields also rose due to inflationary concerns and speculation about the Fed’s actions in 2006.

Smith Barney Allocation Series Inc. 2006 Annual Report	1

Performance Review1

For the 12 months ended January 31, 2006, the Smith Barney Allocation Series Inc. – Select High Growth Portfolio returned 12.11% . In comparison, the Fund’s unmanaged benchmarks, the Lehman Brothers U.S. Aggregate Index and the Russell 3000 Index, returned 1.80% and 12.67%, respectively, for the same period. Its previous benchmarks, the S&P 500 Index, the Russell 2000 Index,v the MSCI EAFE Indexvi and the Citigroup High Yield Market Index,vii returned 10.37%, 18.89%, 22.76% and 3.82%, respectively, for the same period. The Lipper Variable Multi-Cap Core Funds Category Average2 increased 14.99% over the same time frame.

Performance Snapshot as of January 31, 2006 (excluding sales charges) (unaudited)
	6 Months	12 Months
Select High Growth Portfolio	5.87%	12.11%
Lehman Brothers U.S. Aggregate Index	0.84%	1.80%
Russell 3000 Index	5.35%	12.67%
S&P 500 Index	4.67%	10.37%
Russell 2000 Index	8.50%	18.89%
MSCI EAFE Index	18.31%	22.76%
Citigroup High Yield Market Index	1.37%	3.82%
Lipper Variable Multi-Cap Core Funds Category Average	7.06%	14.99%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.citigroupam.com.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended January 31, 2006, including the reinvestment of distributions, including returns of capital, if any, calculated among the 178 funds for the 6-month period and among the 168 funds for the 12-month period in the Fund’s Lipper category.

1

The Fund is an underlying investment option of various variable annuity and variable life insurance products. The Fund’s performance returns do not reflect the deduction of initial sales charges and expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges, and surrender charges, which, if reflected, would reduce the performance of the Fund. Past performance is no guarantee of future results.

2

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended January 31, 2006, including the reinvestment of distributions, including returns of capital, if any, calculated among the 168 funds in the Fund’s Lipper category.

2	Smith Barney Allocation Series Inc. 2006 Annual Report

Fund Performance

The Fund invests in a diversified group of Smith Barney mutual funds, which includes both equity and fixed income funds. In many cases, the Portfolio’s equity funds produced strong returns over the reporting period. For example, the Aggressive Growth Fund gained 22.8% and the Small Cap Core Fund rose 16.9%. More modest equity returns came from the Large Cap Value Fund and Large Cap Growth Fund, which advanced 12.1% and 7.9%, respectively, over the period. The Portfolio’s fixed income exposure came largely from the Core Plus Bond Fund. During the reporting period, this Fund represented roughly 12% of the overall Portfolio and it returned a modest 1.6%. Rising interest rates, inflationary pressures triggered by record high oil prices and continued tightening from the Fed held back the overall fixed income market over the period.

Thank you for your investment in the Smith Barney Allocation Series Inc. – Select High Growth Portfolio. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Steven Bleiberg Portfolio Manager

February 23, 2006

Smith Barney Allocation Series Inc. 2006 Annual Report	3

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Certain underlying funds may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Foreign securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. Investments in small- and mid-capitalization companies may involve a higher degree of risk and volatility than investments in larger, more established companies. Certain underlying funds may invest in high yield bonds, which involve greater credit and liquidity risks than investment grade bonds. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

i

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

ii	The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represent approximately 98% of the U.S. equity market.
iii	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.
iv

The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

v

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

vi	The MSCI EAFE Index is an unmanaged index of common stocks of companies located in Europe, Australasia and the Far East.
vii	The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities.

4	Smith Barney Allocation Series Inc. 2006 Annual Report

Fund at a Glance (unaudited)

Smith Barney Allocation Series Inc. – Select High Growth Portfolio Breakdown (as of 1/31/06)

As a Percentage of Total Investments

Top 5 Investment Categories:
   U.S. Government and Agency
        Obligations
   Mortgage-Backed Securities
   Short-Term Investments
   Corporate Bonds and Notes
   Asset-Backed Securities

0.1% Short-Term Investment

26.5% Smith Barney Investment
    Trust – Smith Barney Large
    Capitalization Growth Fund

25.7% Smith Barney Aggressive
           Growth Fund Inc.

Top 5 Sectors:
   Health Care
   Energy
   Financials
   Information Technology
   Consumer Discretionary

Top 5 Sectors:
   Information Technology
   Consumer Discretionary
   Health Care
   Financials
   Consumer Staples

11.8% Smith Barney Small Cap
Core Fund, Inc.

24.2% Smith Barney Funds, Inc. –
Large Cap Value Fund

Top 5 Sectors:
   Financials
   Consumer Discretionary
   Health Care
   Energy
   Consumer Staples

Top 5 Sectors:
   Financials
   Information Technology
   Industrials
   Consumer Discretionary
   Health Care

11.7% Smith Barney Core Plus
Bond Fund, Inc.

Smith Barney Allocation Series Inc. 2006 Annual Report	5

Fund Performance

Average Annual Total Returns – Select High Growth Portfolio† (unaudited)
Year Ended 1/31/06	12.11%
Five Years Ended 1/31/06	1.53
2/5/97* through 1/31/06	5.78

Cumulative Total Return – Select High Growth Portfolio† (unaudited)
2/5/97* through 1/31/06	65.68%
†

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

*	Commencement of operations.

6	Smith Barney Allocation Series Inc. 2006 Annual Report

Historical Performance (unaudited)

Value of $10,000 Invested in the Select High Growth Portfolio vs. Benchmark Indexes †‡ (February 5, 1997-January 31, 2006)

$25,000

20,000

15,000

10,000

5,000

0

Select High Growth Portfolio

S&P 500 Index

Russell 2000 Index

MSCI EAFE Index

Citigroup High Yield Market Index

Lehman Brothers U.S. Aggregate Index‡

Russell 3000 Index‡

2/5/97

1/98

1/99

1/00

1/01

1/02

1/03

1/04

1/05

1/31/06

$22,309

$19,348

$18,911

$17,997

$17,456

$17,399

$16,568

†

Hypothetical illustration of $10,000 invested on February 5, 1997 (commencement of operations). It also assumes reinvestment of all distributions, including returns of capital, if any, at net asset value through January 31, 2006. The S&P 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter markets. The Russell 2000 Index is a capitalization-weighted total return index which is comprised of 2,000 of some of the smaller-capitalized U.S.-domiciled companies whose common stock is traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq. The Morgan Stanley Capital International (“MSCI”) EAFE Index is a composite index that consists of the equity total returns for Europe, Australasia and the Far East. The Citigroup High Yield Market Index covers a significant portion of the below investment-grade U.S. corporate bond market. The Lehman Brothers U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represent approximately 98% of the U.S. equity market. The Indexes are unmanaged and are not subject to the same management and trading expenses of a mutual fund. Please note that an investor cannot invest directly in an index.

‡	Effective December 1, 2005, management changed the Fund’s unmanaged benchmark to reflect the Fund’s investments.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

Smith Barney Allocation Series Inc. 2006 Annual Report	7

Select Growth Portfolio

Target Asset Allocation

30% Bond Funds

70% Stock Funds

The Select Growth Portfolio seeks long-term growth of capital by investing primarily in funds containing the issues of more established companies.

The Target Asset Allocation set forth above represents an approximate mix of investments for the Select Growth Portfolio. The allocation and investment mix of the Fund may vary depending upon market conditions, cash flows in and out of the Fund and other factors. In addition, the allocation and investment ranges of the Fund may be changed from time to time upon the approval of the Smith Barney Allocation Series’ Board of Directors.

Manager Overview

Special Shareholder Notices

Effective December 1, 2005, the Select Growth Portfolio compares its performance to the Lehman Brothers U.S. Aggregate Indexi and the Russell 3000 Indexii. Management changed the Fund’s unmanaged benchmarks to reflect the Fund’s investments.

Effective May 1, 2006, the Select Growth Portfolio will be renamed the Legg Mason Partners Variable Lifestyle Growth Portfolio.

Q.	What were the overall market conditions during the Fund’s reporting period?

A.     The U.S. financial markets produced mixed results during the one-year period ended January 31, 2006. Over this period, the overall stock market, as measured by the S&P 500 Index,iii returned 10.37% . The majority of this advance occurred over the last three months of the period. During that time, investor sentiment improved as corporate profits remained strong, oil prices declined, and there were indications that the Federal Reserve Board (“Fed”)iv was nearing the completion of its prolonged tightening campaign. Turning to the fixed income markets, they generated a modest 1.80% gain over the 12-month reporting period, based on the return of the Lehman Brothers U.S. Aggregate Index. For much of the period, short-term interest rates rose in concert with the Fed’s interest rate hikes, while long-term bond yields were surprisingly flat. However, toward the end of the year, long-term yields also rose due to inflationary concerns and speculation about the Fed’s actions in 2006.

8	Smith Barney Allocation Series Inc. 2006 Annual Report

Performance Review1

For the 12 months ended January 31, 2006, the Smith Barney Allocation Series Inc. – Select Growth Portfolio, returned 9.08% . In comparison, the Fund’s unmanaged benchmarks, the Lehman Brothers U.S. Aggregate Index and the Russell 3000 Index, returned 1.80% and 12.67%, respectively, for the same period. Its previous benchmarks, the S&P 500 Index, the Russell 2000 Index,v the MSCI EAFE Indexvi and the Lehman Brothers Government/Credit Bond Index,vii returned 10.37%, 18.89%, 22.76% and 1.48%, respectively, for the same period. The Lipper Variable Multi-Cap Core Funds Category Average2 increased 14.99% over the same time frame.

Performance Snapshot as of January 31, 2006 (excluding sales charges) (unaudited)
	6 Months	12 Months
Select Growth Portfolio	4.18%	9.08%
Lehman Brothers U.S. Aggregate Index	0.84%	1.80%
Russell 3000 Index	5.35%	12.67%
S&P 500 Index	4.67%	10.37%
Russell 2000 Index	8.50%	18.89%
MSCI EAFE Index	18.31%	22.76%
Lehman Brothers Government/Credit Bond Index	0.58%	1.48%
Lipper Variable Multi-Cap Core Funds Category Average	7.06%	14.99%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.citigroupam.com.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended January 31, 2006, including the reinvestment of distributions, including returns of capital, if any, calculated among the 178 funds for the 6-month period and among the 168 funds for the 12-month period in the Fund’s Lipper category.

1

The Fund is an underlying investment option of various variable annuity and variable life insurance products. The Fund’s performance returns do not reflect the deduction of initial sales charges and expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges, and surrender charges, which, if reflected, would reduce the performance of the Fund. Past performance is no guarantee of future results.

2

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended January 31, 2006, including the reinvestment of distributions, including returns of capital, if any, calculated among the 168 funds in the Fund’s Lipper category.

Smith Barney Allocation Series Inc. 2006 Annual Report	9

Fund Performance

The Fund invests in a diversified group of Smith Barney mutual funds, which includes both equity and fixed income funds. In many cases, the Portfolio’s equity funds produced strong returns over the reporting period. For example, the Aggressive Growth Fund gained 22.8% and the Small Cap Core Fund rose 16.9% . More modest equity returns came from the Large Cap Value and Large Cap Growth Funds, which advanced 12.1% and 7.9%, respectively, over the period. The Portfolio’s fixed income exposure came largely from the Core Plus Bond Fund. During the reporting period, this Fund represented roughly 29% of the overall Portfolio and it returned a modest 1.6% . Rising interest rates, inflationary pressures triggered by record high oil prices and continued tightening from the Fed held back the overall fixed income market over the period.

Thank you for your investment in the Smith Barney Allocation Series Inc. – Select Growth Portfolio. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Steven Bleiberg Portfolio Manager February 23, 2006

10	Smith Barney Allocation Series Inc. 2006 Annual Report

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Certain underlying funds may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Foreign securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. Investments in small- and mid-capitalization companies may involve a higher degree of risk and volatility than investments in larger, more established companies. Certain underlying funds may invest in high yield bonds, which involve greater credit and liquidity risks than investment grade bonds. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

ii	The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represent approximately 98% of the U.S. equity market.
iii	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.
iv

The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

[v]

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

vi	The MSCI EAFE Index is an unmanaged index of common stocks of companies located in Europe, Australasia and the Far East.
vii	The Lehman Brothers Government/Credit Bond Index is a broad-based index composed of government and corporate debt issues that are investment grade (rated Baa/BBB or higher).

Smith Barney Allocation Series Inc. 2006 Annual Report	11

Fund at a Glance (unaudited)

Smith Barney Allocation Series Inc. – Select Growth Portfolio Breakdown (as of 1/31/06)
As a Percentage of Total Investments

Top 5 Investment Categories:
     U.S. Government and Agency
          Obligations
     Mortgage-Backed Securities
     Short-Term Investments
     Corporate Bonds and Notes
     Asset-Backed Securities

0.5% Short-Term Investment

     22.7% Smith Barney Investment
         Trust – Smith Barney Large
         Capitalization Growth Fund

      12.8% Smith Barney Aggressive
                    Growth Fund Inc.

Top 5 Sectors:
     Health Care
     Energy
     Financials
     Information Technology
     Consumer Discretionary

Top 5 Sectors:
     Information Technology
     Consumer Discretionary
     Health Care
     Financials
     Consumer Staples

11.8% Smith Barney Small Cap
Core Fund, Inc.

       23.6% Smith Barney Funds, Inc. –
    Large Cap Value Fund

Top 5 Sectors:
     Financials
     Consumer Discretionary
     Health Care
     Energy
     Consumer Staples

Top 5 Sectors:
     Financials
     Information Technology
     Industrials
     Consumer Discretionary
     Health Care

28.6% Smith Barney Core Plus
Bond Fund, Inc.

12	Smith Barney Allocation Series Inc. 2006 Annual Report

Fund Performance

Average Annual Total Returns – Select Growth Portfolio† (unaudited)
Year Ended 1/31/06	9.08%
Five Years Ended 1/31/06	1.76
2/5/97* through 1/31/06	5.18

Cumulative Total Return – Select Growth Portfolio† (unaudited)
2/5/97* through 1/31/06	57.38%

†

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

*	Commencement of operations.

Smith Barney Allocation Series Inc. 2006 Annual Report	13

Historical Performance (unaudited)

Value of $10,000 Invested in the Select Growth Portfolio vs. Benchmark Indexes†‡ (February 5, 1997–January 31, 2006)

$25,000

20,000

15,000

10,000

5,000

0

Select Growth Portfolio

S&P 500 Index

Russell 2000 Index

MSCI EAFE Index

Lehman Brothers Government/Credit
Bond Index

Lehman Brothers U.S. Aggregate Index‡

Russell 3000 Index‡

2/5/97

1/98

1/99

1/00

1/01

1/02

1/03

1/04

1/05

1/31/06

$22,309

$19,348

$18,911

$17,997

$17,597

$17,456

$15,738

†

Hypothetical illustration of $10,000 invested on February 5, 1997 (commencement of operations). It also assumes reinvestment of all distributions, including returns of capital, if any, at net asset value through January 31, 2006. The S&P 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter markets. The Russell 2000 Index is a capitalization-weighted total return index which is comprised of 2,000 of some of the smaller-capitalized U.S.-domiciled companies whose common stock is traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq. The Morgan Stanley Capital International (“MSCI”) EAFE Index is a composite index that consists of equity total returns for Europe, Australasia and the Far East. The Lehman Brothers Government/Credit Bond Index is a combination of publicly issued intermediate- and long-term U.S. government bonds and corporate bonds. The Lehman Brothers U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represent approximately 98% of the U.S. equity market. The Indexes are unmanaged and are not subject to the same management and trading expenses of a mutual fund. Please note that an investor cannot invest directly in an index.

‡	Effective December 1, 2005, management changed the Fund’s unmanaged benchmark to reflect the Fund’s investments.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

14	Smith Barney Allocation Series Inc. 2006 Annual Report

Select Balanced Portfolio

Target Asset Allocation

50% Bond Funds

50% Stock Funds

The Select Balanced Portfolio seeks a balance of capital growth and income by placing equal emphasis on funds investing in stocks and bonds.

The Target Asset Allocation set forth above represents an approximate mix of investments for the Select Balanced Portfolio. The allocation and investment mix of the Fund may vary depending upon market conditions, cash flows in and out of the Fund and other factors. In addition, the allocation and investment ranges of the Fund may be changed, from time to time, upon the approval of the Smith Barney Allocation Series’ Board of Directors.

Manager Overview

Special Shareholder Notices

Effective December 1, 2005, the Select Balanced Portfolio compares its performance to the Lehman Brothers U.S. Aggregate Indexi and the Russell 1000 Indexii. Management changed the Fund’s unmanaged benchmarks to reflect the Fund’s investments.

Effective May 1, 2006, the Select Balanced Portfolio will be renamed the Legg Mason Partners Variable Lifestyle Balanced Portfolio.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The U.S. financial markets produced mixed results during the one-year period ended January 31, 2006. Over this period, the overall stock market, as measured by the S&P 500 Index,iii returned 10.37% . The majority of this advance occurred over the last three months of the period. During that time, investor sentiment improved as corporate profits remained strong, oil prices declined, and there were indications that the Federal Reserve Board (“Fed”)iv was nearing the completion of its prolonged tightening campaign. Turning to the fixed income markets, they generated a modest 1.80% gain over the 12-month reporting period, based on the return of the Lehman Brothers U.S. Aggregate Index. For much of the period, short-term interest rates rose in concert with the Fed’s interest rate hikes, while long-term bond yields were surprisingly flat. However, toward the end of the year, long-term yields also rose due to inflationary concerns and speculation about the Fed’s actions in 2006.

Smith Barney Allocation Series Inc. 2006 Annual Report	15

Performance Review1

For the 12 months ended January 31, 2006, the Smith Barney Allocation Series Inc. – Select Balanced Portfolio, returned 4.87% . In comparison, the Fund’s unmanaged benchmarks, the Lehman Brothers U.S. Aggregate Index and the Russell 1000 Index, returned 1.80% and 12.07%, respectively, for the same period. Its previous benchmarks, the S&P 500 Index, the Citigroup One-Year U.S. Treasury Bill Index,v the Citigroup World Government Bond Indexvi and the Lehman Brothers Government/Credit Bond Index,vii returned 10.37%, 2.49%, -4.33% and 1.48%, respectively, for the same period. The Lipper Variable Balanced Funds Category Average2 increased 8.63% over the same time frame.

Performance Snapshot as of January 31, 2006 (excluding sales charges) (unaudited)
	6 Months	12 Months

Select Balanced Portfolio	2.16%	4.87%
Lehman Brothers U.S. Aggregate Index	0.84%	1.80%
Russell 1000 Index	5.04%	12.07%
S&P 500 Index	4.67%	10.37%
Citigroup One-Year U.S. Treasury Bill Index	1.51%	2.49%
Citigroup World Government Bond Index	-0.80%	-4.33%
Lehman Brothers Government/Credit Bond Index	0.58%	1.48%
Lipper Variable Balanced Funds Category Average	4.40%	8.63%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.citigroupam.com.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended January 31, 2006, including the reinvestment of distributions, including returns of capital, if any, calculated among the 114 funds for the 6-month period and among the 105 funds for the 12-month period in the Fund’s Lipper category.

1

The Fund is an underlying investment option of various variable annuity and variable life insurance products. The Fund’s performance returns do not reflect the deduction of initial sales charges and expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges, and surrender charges, which, if reflected, would reduce the performance of the Fund. Past performance is no guarantee of future results.

2

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended January 31, 2006, including the reinvestment of distributions, including returns of capital, if any, calculated among the 105 funds in the Fund’s Lipper category.

16	Smith Barney Allocation Series Inc. 2006 Annual Report

Fund Performance

The Fund invests in a diversified group of Smith Barney mutual funds, which includes both equity and fixed income funds. During the reporting period, the Portfolio’s equity funds generally produced solid returns, ranging from 7.9% and 7.7%, respectively, for the Large Cap Growth Fund and Appreciation Fund to as high as 12.2% for the Fundamental Value Fund. The Portfolio’s fixed income exposure came largely from the Core Plus Bond Fund. During the reporting period, this Fund represented nearly 50% of the overall Portfolio and it returned a modest 1.6% . Rising interest rates, inflationary pressures triggered by record high oil prices and continued tightening from the Fed held back the overall fixed income market over the period.

Thank you for your investment in the Smith Barney Allocation Series Inc. – Select Balanced Portfolio. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Steven Bleiberg Portfolio Manager February 23, 2006

Smith Barney Allocation Series Inc. 2006 Annual Report	17

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Certain underlying funds may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Foreign securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. Investments in small- and mid-capitalization companies may involve a higher degree of risk and volatility than investments in larger, more established companies. Certain underlying funds may invest in high yield bonds, which involve greater credit and liquidity risks than investment grade bonds. As interest rates rise, bond prices fall, reducing the value of the Funds’ share price. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

i

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

ii

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

iii	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.
iv

The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

v	The Citigroup One-Year U.S. Treasury Bill Index consists of one 1-Year United States Treasury Bill whose return is tracked until its maturity.
vi	The Citigroup World Government Bond Index is a market capitalization-weighted benchmark that tracks the performance of the government bond markets of 14 countries.
vii	The Lehman Brothers Government/Credit Bond Index is a broad-based index composed of government and corporate debt issues that are investment grade (rated Baa/BBB or higher).

18	Smith Barney Allocation Series Inc. 2006 Annual Report

Fund at a Glance (unaudited)

Smith Barney Allocation Series Inc. – Select Balanced Portfolio Breakdown (as of 1/31/06)
As a Percentage of Total Investments

Top 5 Investment Categories:
   U.S. Government and Agency
        Obligations
   Mortgage-Backed Securities
   Short-Term Investments
   Corporate Bonds and Notes
   Asset-Backed Securities

0.4% Short-Term Investment

12.5% Smith Barney Investment
    Trust – Smith Barney Large
    Capitalization Growth Fund

12.9% Smith Barney Investment
Series – SB Growth and Income Fund

Top 5 Sectors:
   Financials
   Information Technology
   Industrials
   Energy
   Consumer Staples

Top 5 Sectors:
   Information Technology
   Consumer Discretionary
   Health Care
   Financials
   Consumer Staples

12.7% Smith Barney Fundamental
Value Fund Inc.

12.5% Smith Barney Appreciation
Fund Inc.

Top 5 Sectors:
   Industrials
   Information Technology
   Financials
   Consumer Staples
   Energy

Top 5 Sectors:
   Financials
   Information Technology
   Consumer Discretionary
   Health Care
   Energy

49.0% Smith Barney Core Plus
Bond Fund, Inc.

Smith Barney Allocation Series Inc. 2006 Annual Report	19

Fund Performance

Average Annual Total Returns – Select Balanced Portfolio† (unaudited)
Year Ended 1/31/06	4.87%
Five Years Ended 1/31/06	3.75
2/5/97* through 1/31/06	6.13

Cumulative Total Return – Select Balanced Portfolio† (unaudited)
2/5/97* through 1/31/06	70.71%

†

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

*	Commencement of operations.

20	Smith Barney Allocation Series Inc. 2006 Annual Report

Historical Performance (unaudited)

Value of $10,000 Invested in the Select Balanced Portfolio vs. Benchmark Indexes† ‡ (February 5, 1997 – January 31, 2006)

$25,000

20,000

15,000

10,000

5,000

0

Select Balanced Portfolio

S&P 500 Index

Russell 1000 Index‡

Citigroup One-Year U.S. Treasury Bill Index

Citigroup World Government Bond Index

Lehman Brothers U.S. Aggregate Index‡

2/5/97

1/98

1/99

1/00

1/01

1/02

1/03

1/04

1/05

1/31/06

$19,208

$18,911

$14,447

$17,456

$16,381

$17,071

Lehman Brothers Government/Credit Bond Index

$17,597

†

Hypothetical illustration of $10,000 invested on February 5, 1997 (commencement of operations). It also assumes reinvestment of all distributions, including returns of capital, if any, at net asset value through January 31, 2006. The S&P 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter markets. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Citigroup One-Year U.S. Treasury Bill Index consists of one one-year United States Treasury Bill whose return is tracked until its maturity. The Citigroup World Government Bond Index is a market capitalization-weighted benchmark that tracks the performance of the government bond markets of 14 countries. The Lehman Brothers U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Lehman Brothers Government/Credit Bond Index is a combination of publicly issued intermediate- and long-term U.S. government bonds and corporate bonds. The Indexes are unmanaged and are not subject to the same management and trading expenses of a mutual fund. Please note that an investor cannot invest directly in an index.

‡	Effective December 1, 2005, management changed the Fund’s unmanaged benchmark to reflect the Fund’s investments.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

Smith Barney Allocation Series Inc. 2006 Annual Report	21

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction cost; and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of  $1,000 invested on August 1, 2005 and held for the six months ended January 31, 2006.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)
	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio (3)	Expenses Paid During the Period (4)
Select High Growth Portfolio	5.87%	$1,000.00	$1,058.70	0.35%	$1.82
Select Growth Portfolio	4.18	1,000.00	1,041.80	0.35	1.80
Select Balanced Portfolio	2.16	1,000.00	1,021.60	0.35	1.78
(1)	For the six months ended January 31, 2006.
(2)

Assumes reinvestment distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect voluntary fee waivers. Past performance is no guarantee of future results. In the absence of voluntary fee waivers, the total return would have been lower.

(3)	Does not include expenses of the Underlying Funds in which the Fund invests.
(4)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

22	Smith Barney Allocation Series Inc. 2006 Annual Report

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)
	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio (2)	Expenses Paid During the Period (3)

Select High Growth Portfolio	5.00%	$1,000.00	$1,023.44	0.35%	$1.79
Select Growth Portfolio	5.00	1,000.00	1,023.44	0.35	1.79
Select Balanced Portfolio	5.00	1,000.00	1,023.44	0.35	1.79
(1)	For the six months ended January 31, 2006.
(2)	Does not include expenses of the Underlying Funds in which the Fund invests.
(3)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Smith Barney Allocation Series Inc. 2006 Annual Report	23

Schedule of Investments (January 31, 2006)
SELECT HIGH GROWTH PORTFOLIO
Shares	Security	Value
INVESTMENTS IN UNDERLYING FUNDS — 99.9%
205,295	Smith Barney Aggressive Growth Fund Inc., Class Y Shares	$24,155,043
890,723	Smith Barney Core Plus Bond Fund Inc., Class Y Shares	10,973,711
1,328,752	Smith Barney Funds, Inc. — Large Cap Value Fund, Class Y Shares	22,788,103
1,059,723	Smith Barney Investment Trust — Smith Barney Large Capitalization Growth Fund, Class Y Shares	24,945,886
692,537	Smith Barney Small Cap Core Fund, Inc., Class Y Shares	11,101,375
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
	(Cost — $72,885,884)	93,964,118

Face Amount
SHORT-TERM INVESTMENT — 0.1%
Repurchase Agreement — 0.1%
$82,000	Interest in $930,833,000 joint tri-party repurchase agreement dated 1/31/06 with Goldman, Sachs & Co., 4.440% due 2/1/06; Proceeds at maturity — $82,010; (Fully collateralized by various U.S. Treasury obligations, 0.875% to 4.250% due 1/15/07 to 4/15/32; Market value — $83,654) (Cost — $82,000)	82,000
	TOTAL INVESTMENTS — 100.0% (Cost — $72,967,884#)	94,046,118
	Other Assets in Excess of Liabilities — 0.0%	16,342
	TOTAL NET ASSETS — 100.0%	$94,062,460

# Aggregate cost for federal income tax purposes is $74,056,729.

See Notes to Financial Statements.

24	Smith Barney Allocation Series Inc. 2006 Annual Report

Schedule of Investments (January 31, 2006) (continued)
SELECT GROWTH PORTFOLIO
Shares	Security	Value
INVESTMENTS IN UNDERLYING FUNDS — 99.4%
159,307	Smith Barney Aggressive Growth Fund Inc., Class Y Shares	$18,744,065
3,398,574	Smith Barney Core Plus Bond Fund Inc., Class Y Shares	41,870,426
2,021,070	Smith Barney Funds, Inc. — Large Cap Value Fund, Class Y Shares	34,661,352
1,412,704	Smith Barney Investment Trust — Smith Barney Large Capitalization Growth Fund, Class Y Shares	33,255,044
1,075,914	Smith Barney Small Cap Core Fund, Inc., Class Y Shares	17,246,902
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
	(Cost — $125,828,049)	145,777,789

Face Amount
SHORT-TERM INVESTMENT — 0.5%
Repurchase Agreement — 0.5%
$754,000	Interest in $930,833,000 joint tri-party repurchase agreement dated 1/31/06 with Goldman, Sachs & Co., 4.440% due 2/1/06; Proceeds at maturity — $754,093; (Fully collateralized by various U.S. Treasury obligations, 0.875% to 4.250% due 1/15/07 to 4/15/32; Market value — $769,207) (Cost — $754,000)	754,000
	TOTAL INVESTMENTS — 99.9% (Cost — $126,582,049#)	146,531,789
	Other Assets in Excess of Liabilities — 0.1%	110,138
	TOTAL NET ASSETS — 100.0%	$146,641,927

#  Aggregate cost for federal income tax purposes is $128,047,600.

See Notes to Financial Statements.

Smith Barney Allocation Series Inc. 2006 Annual Report	25

Schedule of Investments (January 31, 2006) (continued)
SELECT BALANCED PORTFOLIO
Shares	Security	Value
INVESTMENTS IN UNDERLYING FUNDS — 99.5%
2,107,177	Smith Barney Appreciation Fund Inc., Class Y Shares	$30,849,076
9,828,812	Smith Barney Core Plus Bond Fund Inc., Class Y Shares	121,090,965
2,015,812	Smith Barney Fundamental Value Fund Inc., Class Y Shares	31,366,038
1,971,313	Smith Barney Investment Series. — SB Growth and Income Fund, Class Y Shares	31,994,418
1,310,418	Smith Barney Investment Trust — Smith Barney Large Capitalization Growth Fund, Class Y Shares	30,847,243
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
	(Cost — $229,718,130)	246,147,740

Face Amount
SHORT-TERM INVESTMENT — 0.4%
Repurchase Agreement — 0.4%
$1,010,000	Interest in $930,833,000 joint tri-party repurchase agreement dated 1/31/06 with Goldman, Sachs & Co., 4.440% due 2/1/06; Proceeds at maturity — $1,010,000; (Fully collateralized by various U.S. Treasury obligations, 0.875% to 4.250% due 1/15/07 to 4/15/32; Market value — $1,030,369) (Cost — $1,010,000)	1,010,000
	TOTAL INVESTMENTS — 99.9% (Cost — $230,728,130#)	247,157,740
	Other Assets in Excess of Liabilities — 0.1%	311,976
	TOTAL NET ASSETS — 100.0%	$247,469,716

#   Aggregate cost for federal income tax purposes is $233,080,678.

See Notes to Financial Statements.

26	Smith Barney Allocation Series Inc. 2006 Annual Report

Statements of Assets and Liabilities (January 31, 2006)
	Select High Growth Portfolio	Select Growth Portfolio	Select Balanced Portfolio
ASSETS:
Investments, at cost	$72,967,884	$126,582,049	$230,728,130
Investments, at value	94,046,118	146,531,789	247,157,740
Cash	715	485	500
Dividends and interest receivable	43,505	169,362	490,269
Receivable for Fund shares sold	15,277	3,786	9,301
Total Assets	94,105,615	146,705,422	247,657,810
LIABILITIES:
Investment management fee payable	22,130	36,282	63,999
Payable for Fund shares repurchased	21,025	27,213	124,095
Total Liabilities	43,155	63,495	188,094
Total Net Assets	$94,062,460	$146,641,927	$247,469,716
NET ASSETS:
Par value (Note 4)	$6,991	$13,383	$20,620
Paid-in capital in excess of par value	106,293,133	175,180,788	250,363,910
Undistributed net investment income	18,118	113,095	419,885
Accumulated net realized loss on investments, sale of Underlying Funds, capital gain distributions from Underlying Funds and foreign currency transactions	(33,334,016)	(48,615,079)	(19,764,309)
Net unrealized appreciation on investments	21,078,234	19,949,740	16,429,610
Total Net Assets	$94,062,460	$146,641,927	$247,469,716
Shares Outstanding	6,990,542	13,383,222	20,620,143
Net Asset Value	$13.46	$10.96	$12.00

See Notes to Financial Statements.

Smith Barney Allocation Series Inc. 2006 Annual Report	27

Statements of Operations (For the year ended January 31, 2006)
	Select High Growth Portfolio	Select Growth Portfolio	Select Balanced Portfolio
INVESTMENT INCOME:
Income distributions from Underlying Funds	$789,388	$2,696,273	$6,614,995
Interest	16,392	32,991	51,569
Dividends (Notes 1 and 6)	6,063	5,848	2,467
Less: Foreign taxes withheld	(795)	(783)	(370)
Total Investment Income	811,048	2,734,329	6,668,661
EXPENSES:
Investment management fee (Note 2)	333,581	525,475	902,877
Net Investment Income	477,467	2,208,854	5,765,784
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, SALE OF UNDERLYING FUNDS, CAPITAL GAIN DISTRIBUTIONS FROM UNDERLYING FUNDS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions (Note 6)	(166,792)	(60,633)	(9,313)
Sale of Underlying Funds	(4,812,342)	(10,003,845)	477,918
Capital gain distributions from Underlying Funds	2,022,250	3,130,702	3,407,627
Foreign currency transactions	(49,933)	(47,697)	2,263
Net Realized Gain (Loss)	(3,006,817)	(6,981,473)	3,878,495
Change in Net Unrealized Appreciation/ Depreciation of Underlying Funds	13,296,054	17,525,962	2,523,158
Net Gain on Investments and Foreign Currency Transactions	10,289,237	10,544,489	6,401,653
Increase in Net Assets From Operations	$10,766,704	$12,753,343	$12,167,437

See Notes to Financial Statements.

28	Smith Barney Allocation Series Inc. 2006 Annual Report

Statements of Changes in Net Assets (For the years ended January 31,)
SELECT HIGH GROWTH PORTFOLIO
	2006	2005
OPERATIONS:
Net investment income	$477,467	$386,416
Net realized loss	(3,006,817)	(3,037,757)
Change in net unrealized appreciation/depreciation	13,296,054	6,417,509
Increase in Net Assets From Operations	10,766,704	3,766,168
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(411,004)	(395,675)
Decrease in Net Assets From Distributions to Shareholders	(411,004)	(395,675)
FUND SHARE TRANSACTIONS (NOTE 4):
Net proceeds from sale of shares	708,958	1,890,403
Reinvestment of distributions	411,004	395,675
Cost of shares repurchased	(17,731,113)	(15,494,297)
Decrease in Net Assets From Fund Share Transactions	(16,611,151)	(13,208,219)
Decrease in Net Assets	(6,255,451)	(9,837,726)
NET ASSETS:
Beginning of year	100,317,911	110,155,637
End of year*	$94,062,460	$100,317,911
*Includes undistributed net investment income of:	$18,118	—

See Notes to Financial Statements.

Smith Barney Allocation Series Inc. 2006 Annual Report	29

Statements of Changes in Net Assets (For the years ended January 31,)
SELECT GROWTH PORTFOLIO
	2006	2005
OPERATIONS:
Net investment income	$2,208,854	$2,507,407
Net realized loss	(6,981,473)	(9,857,074)
Change in net unrealized appreciation/depreciation	17,525,962	13,040,991
Increase in Net Assets From Operations	12,753,343	5,691,324
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(2,172,826)	(2,539,125)
Decrease in Net Assets From Distributions to Shareholders	(2,172,826)	(2,539,125)
FUND SHARE TRANSACTIONS (NOTE 4):
Net proceeds from sale of shares	1,260,513	2,336,048
Reinvestment of distributions	2,172,826	2,539,125
Cost of shares repurchased	(26,175,812)	(22,864,397)
Decrease in Net Assets From Fund Share Transactions	(22,742,473)	(17,989,224)
Decrease in Net Assets	(12,161,956)	(14,837,025)
NET ASSETS:
Beginning of year	158,803,883	173,640,908
End of year*	$146,641,927	$158,803,883
*Includes undistributed net investment income of:	$113,095	$122,813

See Notes to Financial Statements.

30	Smith Barney Allocation Series Inc. 2006 Annual Report

Statements of Changes in Net Assets (For the years ended January 31,)
SELECT BALANCED PORTFOLIO
	2006	2005
OPERATIONS:
Net investment income	$5,765,784	$6,328,640
Net realized gain (loss)	3,878,495	(6,815,245)
Change in net unrealized appreciation/depreciation	2,523,158	10,553,143
Increase in Net Assets From Operations	12,167,437	10,066,538
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(5,713,269)	(6,362,465)
Decrease in Net Assets From Distributions to Shareholders	(5,713,269)	(6,362,465)
FUND SHARE TRANSACTIONS (NOTE 4):
Net proceeds from sale of shares	6,194,532	15,681,080
Reinvestment of distributions	5,713,269	6,362,465
Cost of shares repurchased	(39,761,897)	(29,506,783)
Decrease in Net Assets From Fund Share Transactions	(27,854,096)	(7,463,238)
Decrease in Net Assets	(21,399,928)	(3,759,165)
NET ASSETS:
Beginning of year	268,869,644	272,628,809
End of year*	$247,469,716	$268,869,644
*Includes undistributed net investment income of:	$419,885	$363,256

See Notes to Financial Statements.

Smith Barney Allocation Series Inc. 2006 Annual Report	31

Financial Highlights

For a share of capital stock outstanding throughout each year ended January 31:

Select High Growth Portfolio	2006	2005	2004	2003	2002(1)
Net Asset Value, Beginning of Year	$12.06	$11.62	$8.07	$10.72	$14.23
Income (Loss) From Operations:
Net investment income(2)	0.06	0.05	0.05	0.04	0.08
Net realized and unrealized gain (loss)	1.40	0.44	3.56	(2.58)	(2.37)
Total Income (Loss) From Operations	1.46	0.49	3.61	(2.54)	(2.29)
Less Distributions From:
Net investment income	(0.06)	(0.05)	(0.06)	(0.11)	(0.63)
Net realized gains	—	—	—	—	(0.59)
Total Distributions	(0.06)	(0.05)	(0.06)	(0.11)	(1.22)
Net Asset Value, End of Year	$13.46	$12.06	$11.62	$8.07	$10.72
Total Return(3)	12.11%	4.18%	44.79%	(23.69)%	(16.39)%
Net Assets, End of Year (000s)	$94,062	$100,318	$110,156	$86,800	$135,573
Ratios to Average Net Assets:
Gross expenses(4)	0.35%	0.35%	0.35%	0.35%	0.35%
Net expenses(4)	0.35	0.35 (5)	0.35	0.35	0.35
Net investment income	0.50	0.38	0.50	0.32	0.66
Portfolio Turnover Rate	50%	4%	2%	1%	5%
(1)	Per share amounts have been calculated using the average shares method.
(2)	Net investment income per share includes short-term capital gain distributions, if any, from Underlying Funds.
(3)

Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown.

(4)	Does not include expenses of the Underlying Funds in which the Fund invests.
(5)	The investment manager voluntarily waived a portion of its fees.

See Notes to Financial Statements.

32	Smith Barney Allocation Series Inc. 2006 Annual Report

Financial Highlights (continued)

For a share of capital stock outstanding throughout each year ended January 31:

Select Growth Portfolio	2006	2005	2004		2003	2002(1)
Net Asset Value, Beginning of Year	$10.20	$9.98	$7.47		$11.29	$13.03
Income (Loss) From Operations:
Net investment income(2)	0.16	0.16	0.15		0.16	0.26
Net realized and unrealized gain (loss)	0.76	0.22	2.51		(2.20)	(2.00)
Total Income (Loss) From Operations	0.92	0.38	2.66		(2.04)	(1.74)
Less Distributions From:
Net investment income	(0.16)	(0.16)	(0.15)		(1.15)	—
Net realized gains	—	—	—		(0.63)	—
Total Distributions	(0.16)	(0.16)	(0.15)		(1.78)	—
Net Asset Value, End of Year	$10.96	$10.20	$9.98		$7.47	$11.29
Total Return(3)	9.08%	3.81%	35.66%		(18.04)%	(13.35)%
Net Assets, End of Year (000s)	$146,642	$158,804	$173,641		$145,783	$211,500
Ratios to Average Net Assets:
Gross expenses(4)	0.35%	0.35%	0.35%		0.35%	0.35%
Net expenses(4)	0.35	0.35 (5)	0.35		0.35	0.35
Net investment income	1.47	1.54	1.67		1.66	2.21
Portfolio Turnover Rate	53%	5%	0	%(6)	3%	6%
(1)	Per share amounts have been calculated using the average shares method.
(2)	Net investment income per share includes short-term capital gain distributions, if any, from Underlying Funds.
(3)

Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown.

(4)	Does not include expenses of the Underlying Funds in which the Fund invests.
(5)	The investment manager voluntarily waived a portion of its fees.
(6)	Amount represents less than 1%.

See Notes to Financial Statements.

Smith Barney Allocation Series Inc. 2006 Annual Report	33

Financial Highlights (continued)

For a share of capital stock outstanding throughout each year ended January 31:

Select Balanced Portfolio	2006	2005	2004		2003	2002(1)
Net Asset Value, Beginning of Year	$11.71	$11.54	$9.59		$11.02	$12.35
Income (Loss) From Operations:
Net investment income(2)	0.28	0.28	0.30		0.34	0.43
Net realized and unrealized gain (loss)	0.29	0.17	1.93		(1.04)	(1.00)
Total Income (Loss) From Operations	0.57	0.45	2.23		(0.70)	(0.57)
Less Distributions From:
Net investment income	(0.28)	(0.28)	(0.28)		(0.70)	(0.42)
Net realized gains	—	—	—		—	(0.34)
Return of capital	—	—	—		(0.03)	—
Total Distributions	(0.28)	(0.28)	(0.28)		(0.73)	(0.76)
Net Asset Value, End of Year	$12.00	$11.71	$11.54		$9.59	$11.02
Total Return(3)	4.87%	3.88%	23.35%		(6.21)%	(4.62)%
Net Assets, End of Year (000s)	$247,470	$268,870	$272,629		$241,899	$291,485
Ratios to Average Net Assets:
Gross expenses(4)	0.35%	0.35%	0.35%		0.35%	0.35%
Net expenses(4)	0.35	0.35 (5)	0.35		0.35	0.35
Net investment income	2.24	2.36	2.76		2.51	3.77
Portfolio Turnover Rate	48%	17%	0	%(6)	7%	10%
(1)	Per share amounts have been calculated using the average shares method.
(2)	Net investment income per share includes short-term capital gain distributions, if any, from Underlying Funds.
(3)

Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and sur- render charges which, if reflected, would reduce the total return for all periods shown.

(4)	Does not include expenses of the Underlying Funds in which the Fund invests.
(5)	The investment manager voluntarily waived a portion of its fees.
(6)	Amount represents less than 1%.

See Notes to Financial Statements.

34	Smith Barney Allocation Series Inc. 2006 Annual Report

Notes to Financial Statements

1. Organization and Significant Accounting Policies

The Select High Growth, Select Growth and Select Balanced Portfolios (the “Funds”) are separate investment funds of the Smith Barney Allocation Series Inc. (the “Company”). The Company, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as a non-diversified, open-end management investment company and consists of these Funds. The Funds invest in other mutual funds (“Underlying Funds”) managed by Smith Barney Fund Management LLC (“SBFM”). Shares of the Funds are offered to separate accounts sponsored by certain life insurance companies and qualified pension and retirement plans, including the affiliates of the investment manager.

The following are significant accounting policies consistently followed by the Funds and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Investments in the Underlying Funds are valued at the closing net asset value per share of each Underlying Fund on the day of valuation.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Funds’ policy that their custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

(c) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Net investment income distributions and short-term capital gain distributions, if any, from the Underlying Funds are recorded on the ex-dividend date as investment income. Interest income is recorded on an accrual basis. Long-term capital gain distributions, if any, from the Underlying Funds are recorded on the ex-dividend date as realized gains. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method.

(d) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Smith Barney Allocation Series Inc. 2006 Annual Report	35

Notes to Financial Statements (continued)

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(e) Distributions to Shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Funds are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal and Other Taxes. It is the Funds’ policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Funds intend to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Funds’ financial statements.

(g) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

Fund		Undistributed Net Investment Income	Accumulated Net Realized Loss
Select High Growth Portfolio	(a)	$(48,345)	$48,345
Select Growth Portfolio	(a)	(45,746)	45,746
Select Balanced Portfolio	(a)	4,114	(4,114)
(a)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes and book/tax differences in the treatment of passive foreign investment companies.
2. Investment Management Agreement and Other Transactions with Affiliates

Effective July 1, 2005, Smith Barney Fund Management LLC (“SBFM”), then a wholly-owned subsidiary of Citigroup Inc. (“Citigroup”), was appointed investment manager to the Funds. Prior to July 1, 2005, Travelers Investment Adviser, Inc. (“TIA”) acted as the investment manager. This change was approved by the Company’s Board of Directors in connection with the sale of Citigroup’s life insurance and annuity business to MetLife

36	Smith Barney Allocation Series Inc. 2006 Annual Report

Notes to Financial Statements (continued)

Inc. (“MetLife”), resulting in TIA becoming an indirect wholly-owned subsidiary of MetLife.

On December 1, 2005, Citigroup completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As a result, SBFM, previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Funds’ existing investment management contract to terminate. The Funds’ shareholders approved a new investment management contract between the Funds and SBFM, which became effective on December 1, 2005.

Legg Mason, whose principal executive offices are in Baltimore, Maryland, is a financial services holding company.

During the year ended January 31, 2006, the Funds paid either TIA, during its respective term as investment manager, or SBFM, during its respective term as investment manager, under both the previous and new investment management contracts, a management fee calculated at the annual rate of 0.35% of each respective Funds’ average daily net assets. This fee is calculated daily and paid monthly. From this fee, all other operating expenses, excluding extraordinary expenses, were paid by either TIA or SBFM. TIA paid all such expenses prior to June 30, 2005 and SBFM paid such expenses for the period July 1, 2005 to January 31, 2006. In addition, the Funds indirectly paid management and administration fees to SBFM as a shareholder in the Underlying Funds. These management and administrative fees ranged from 0.450% to 0.950% of the average daily net assets of the Underlying Funds.

Effective January 1, 2006, the Company’s Board of Directors approved PFPC Inc. (“PFPC”) to serve as transfer agent for the Funds. The principal business office of PFPC is located at 4400 Computer Drive, Westborough, MA 01581.

Prior to January 1, 2006 Citigroup Trust Bank, fsb. (“CTB”), a subsidiary of Citigroup, acted as the Funds’ transfer agent and PFPC Inc. (“PFPC”) acted as the Funds’ sub-transfer agent. CTB received account fees and asset-based fees that varied according to the size and type of account. PFPC was responsible for shareholder record-keeping and financial processing for all shareholder accounts and was paid by CTB. For the year ended January 31, 2006, CTB received transfer agent fees of $4,583 from TIA and SBFM during their respective terms as investment manager.

The Funds’ Board has appointed the Funds’ current distributor, Citigroup Global Markets Inc. (“CGM”) and Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, as co-distributors of the Funds. The Funds’ Board has also approved amended and restated Rule 12b-1 Plans. CGM and other broker dealers, financial intermediaries and financial institutions (each called a “Service Agent”) that currently offer Fund shares will continue to make the Funds’ shares available to their clients. Additional Service Agents may offer Fund shares in the future.

Certain officers and one Director of the Company are employees of Legg Mason or its affiliates and do not receive compensation from the Company.

Smith Barney Allocation Series Inc. 2006 Annual Report	37

Notes to Financial Statements (continued)

3.  Investments

During the year ended January 31, 2006, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

	Purchases	Sales

Select High Growth Portfolio	$47,009,672	$59,944,869
Select Growth Portfolio	79,251,896	97,881,403
Select Balanced Portfolio	122,168,267	146,633,164

At January 31, 2006, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation

Select High Growth Portfolio	$20,157,562	$(168,173)	$19,989,389
Select Growth Portfolio	19,302,593	(818,404)	18,484,189
Select Balanced Portfolio	16,772,785	(2,695,723)	14,077,062

4.  Capital Shares

At January 31, 2006, the Company had 6.1 billion shares of capital stock authorized with a par value of $0.001 per share.

Transactions in shares of each Fund were as follows:

	Year Ended January 31, 2006	Year Ended January 31, 2005

Select High Growth Portfolio
Shares sold	56,801	163,000
Shares issued on reinvestment	31,422	31,884
Shares repurchased	(1,418,977)	(1,350,564)
Net Decrease	(1,330,754)	(1,155,680)
Select Growth Portfolio
Shares sold	121,031	235,146
Shares issued on reinvestment	202,652	244,697
Shares repurchased	(2,506,180)	(2,309,145)
Net Decrease	(2,182,497)	(1,829,302)
Select Balanced Portfolio
Shares sold	525,577	1,365,616
Shares issued on reinvestment	479,903	537,239
Shares repurchased	(3,347,409)	(2,557,834)
Net Decrease	(2,341,929)	(654,979)

38	Smith Barney Allocation Series Inc. 2006 Annual Report

Notes to Financial Statements (continued)

5. Income Tax Information and Distributions to Shareholders

The tax character of distributions paid during the fiscal year ended January 31, 2006, were as follows:

	Select High Growth Portfolio	Select Growth Portfolio	Select Balanced Portfolio
Distributions paid from:
Ordinary Income	$411,004	$2,172,826	$5,713,269

The tax character of distributions paid during the fiscal year ended January 31, 2005, were as follows:

	Select High Growth Portfolio	Select Growth Portfolio	Select Balanced Portfolio
Distributions paid from:
Ordinary Income	$395,675	$2,539,125	$6,362,465

As of January 31, 2006, the components of accumulated earnings on a tax basis were as follows:

	Select High Growth Portfolio	Select Growth Portfolio	Select Balanced Portfolio
Undistributed ordinary income — net	$18,118	$113,095	$419,885
Capital loss carryforward*	$(32,245,171)	$(47,149,528)	$(17,411,761)
Unrealized appreciation/(depreciation)	19,989,389 (a)	18,484,189 (a)	14,077,062 (a)
Total accumulated earnings/(losses) — net	$(12,237,664)	$(28,552,244)	$(2,914,814)
*

During the taxable year ended January 31, 2006, Select Balanced Portfolio utilized $2,809,085 of its capital loss carryover available from prior years. As of January 31, 2006, the Funds had the following net capital loss carryforwards remaining:

Year of Expiration	Select High Growth Portfolio	Select Growth Portfolio	Select Balanced Portfolio
1/31/2010	$(5,256,436)	$(1,224,604)	$(139,686)
1/31/2011	(6,472,615)	(6,918,474)	(1,181,702)
1/31/2012	(14,280,412)	(21,145,991)	(9,017,554)
1/31/2013	(3,119,343)	(10,439,486)	(7,072,819)
1/31/2014	(3,116,365)	(7,420,973)	—
	$(32,245,171)	$(47,149,528)	$(17,411,761)
These amounts will be available to offset any future taxable capital gains.
(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Smith Barney Allocation Series Inc. 2006 Annual Report	39

Notes to Financial Statements (continued)

6.  Paid in Kind Redemptions

On March 31, 2005, the Board of Directors of the Company approved certain changes to the investment strategy of the Company in connection with an overall plan to reduce the number of Underlying Funds in which each Fund may invest, simplify each Fund’s allocation structure and eliminate certain size and style biases in the allocations to the Underlying Funds.

In connection with the approved plan, during the year ended January 31, 2006, the Company received securities in lieu of cash proceeds from the following Underlying Funds to satisfy redemptions:

Smith Barney Investment Trust — Smith Barney Mid Cap Core Fund

Smith Barney Investment Funds Inc. — Smith Barney Hansberger Global Value Fund

Smith Barney Small Cap Core Fund, Inc.

Smith Barney World Funds, Inc. — International All Cap Growth Portfolio

Subsequently, the securities were sold. The income, realized capital gains and losses, and currency gains and losses from these securities sales are noted in the statements of operations.

7.  Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM and Citigroup Global Markets Inc. (“CGM”) relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and

40	Smith Barney Allocation Series Inc. 2006 Annual Report

Notes to Financial Statements (continued)

that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan prepared and submitted for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

The order required SBFM to recommend a new transfer agent contract to the Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Funds’ Board selected a new transfer agent for the Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

8.  Legal Matters

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC described in Note 7. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

Smith Barney Allocation Series Inc. 2006 Annual Report	41

Notes to Financial Statements (continued)

As of the date of this report, the Funds’ investment manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Funds’ investment manager and its affiliates to continue to render services to the Funds under their respective contracts.

* * *

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM and a number of its affiliates, including SBFM and Salomon Brothers Asset Management Inc. (the “Advisers”), substantially all of the mutual funds managed by the Advisers, including the Funds (the “Funds”), and directors or trustees of the Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Funds by improperly charging Rule l2b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain aspects of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, the Funds’ investment manager believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

Additional lawsuits arising out of theses circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.

As of the date of this report, the Funds’ investment manager and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

The Defendants have moved to dismiss the Complaint. Those motions are pending before the court.

42	Smith Barney Allocation Series Inc. 2006 Annual Report

Notes to Financial Statements (continued)

9.  Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and Salomon Brothers Asset Management Inc. (“SBAM”) that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection undertaken by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, SBFM and SBAM believes that this matter is not likely to have a material adverse effect on the Funds or SBFM and SBAM’s ability to perform investment advisory services relating to the Funds.

Smith Barney Allocation Series Inc. 2006 Annual Report	43

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors

Smith Barney Allocation Series Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Select High Growth, Select Growth and Select Balanced Portfolios, each a series of Smith Barney Allocation Series Inc., as of January 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2006, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Select High Growth, Select Growth and Select Balanced Portfolios as of January 31, 2006, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

March 22, 2006

44	Smith Barney Allocation Series Inc. 2006 Annual Report

Board Approval of Management Agreement (unaudited)

Background

The members of the Board of Smith Barney Allocation Series Inc. (the “Fund”), including the Fund’s independent, or non-interested, Board members (the “Independent Board Members”), received information from Smith Barney Fund Management LLC, the Fund’s manager (the “Manager”) to assist them in their consideration of the Fund’s management agreement (the “Management Agreement”). The Board received and considered a variety of information about the Manager, and the Fund’s distributors, as well as the advisory and distribution arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below.

The presentation made to the Board encompassed the Fund and all the funds for which the Board has responsibility. The Fund has a combined investment advisory and administration agreement. The discussion below covers the advisory and administrative functions being rendered by the Manager.

Board Approval of Management Agreement

In approving the Management Agreement, the Fund’s Board, including the Independent Board Members, considered the following factors:

Nature, Extent and Quality of the Services under the Management Agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager under the Management Agreement during the past year. The Board also received a description of the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager about the management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager took into account the Board’s knowledge and familiarity gained as Board members of funds in the Citigroup Asset Management (“CAM”) fund complex, including the scope and quality of the Manager’s investment management and other capabilities and the quality of its administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs. The Board also considered the Manager’s response to recent regulatory compliance issues affecting it and the CAM fund complex. The Board reviewed information received from the Manager regarding the implementation to date of the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-today portfolio management of the Fund. The Board also considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the CAM fund complex. The Board noted that the Manager’s Office

Smith Barney Allocation Series Inc.	45

Board Approval of Management Agreement (unaudited) (continued)

of the Chief Investment Officer, composed of the senior officers of the investment teams managing the funds in the CAM complex, participates in reporting to the Board on investment matters. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources available to CAM and its parent organization, Citigroup Inc.

The Board also considered the Manager’s brokerage policies and practices, the standards applied in seeking best execution, the Manager’s policies and practices regarding soft dollars, the use of a broker affiliated with the Manager and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes and portfolio manager compensation plan.

At the Board’s request following the conclusion of the 2004 contract continuance discussion, the Manager prepared and provided to the Board in connection with the 2005 discussions an analysis of complex-wide management fees, which, among other things, set out a proposed framework of fees based on asset classes.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement were acceptable.

Fund Performance

The Board received and considered performance information for the each of the Fund’s portfolios as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of each portfolio with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing each portfolio’s performance against its benchmarks.

Smith Barney Allocation Series Inc.: Select High Growth Portfolio

The information comparing the portfolio’s performance to that of its Performance Universe, consisting of the portfolio and all retail and institutional “multi-cap core funds” as classified by Lipper, showed that the portfolio’s performance for the 1- and 5-year periods was lower than the median while the performance for the 3-year period was within the median range. The Board noted that the short-term performance of over eighty percent of the portfolio’s underlying fund investments was lower than their respective peer groups. The Board noted that in June 2003 there had been a change in the Fund’s portfolio management team responsible for the allocation of assets and that the portfolio management team is rebalancing the portfolio. Based on their review, which included careful consideration of all of the factors noted above, the Board will continue to gauge the portfolio’s performance and investment strategies.

Smith Barney Allocation Series Inc.: Select Growth Portfolio

The information comparing the portfolio’s performance to that of its Performance Universe, consisting of the portfolio and all retail and institutional “multi-cap core funds”

46	Smith Barney Allocation Series Inc.

Board Approval of Management Agreement (unaudited) (continued)

as classified by Lipper, showed that the portfolio’s performance for the 1-year period was lower than the median while the performance for the 3- and 5-year periods was within the median range. The Board noted that the short-term performance of approximately two-thirds of the portfolio’s underlying fund investments was lower than their respective peer groups. The Board noted that in June 2003 there had been a change in the Fund’s portfolio management team responsible for the allocation of assets and that the portfolio management team is rebalancing the portfolio. Based on their review, which included careful consideration of all of the factors noted above, the Board will continue to gauge the portfolio’s performance and investment strategies.

Smith Barney Allocation Series Inc.: Select Balanced Portfolio

The information comparing the portfolio’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as “balanced funds” by Lipper, showed that the portfolio’s performance for the 1-year period was lower than the median while the performance for the 3- and 5-year periods was better than the median. The Board noted that the short-term performance of approximately two-thirds of the portfolio’s underlying fund investments was lower than their respective peer groups. The Board noted that in June 2003 there had been a change in the Fund’s portfolio management team responsible for the allocation of assets and that the portfolio management team is rebalancing the portfolio. Based on their review, which included careful consideration of all of the factors noted above, the Board will continue to gauge the portfolio’s performance and investment strategies.

Management Fees and Expense Ratios

The Board reviewed and considered the contractual management fees (the “Contractual Management Fee”) payable by each of the Fund’s portfolios to the Manager in light of the nature, extent and quality of the management services provided by the Manager. The Board also reviewed and considered whether fee waiver and/or expense reimbursement arrangements are currently in place for the Fund’s portfolios and considered the actual fee rate (after taking any waivers and reimbursements into account) (the “Actual Management Fee”) and whether any fee waivers and reimbursements could be discontinued.

Additionally, the Board received and considered information comparing each of the Fund’s portfolios’ Contractual Management Fees and Actual Management Fees and each portfolio’s overall expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in asset classes similar to those of the Fund’s portfolios including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund providers. The

Smith Barney Allocation Series Inc.	47

Board Approval of Management Agreement (unaudited) (continued)

Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a proposed framework of fees based on asset classes.

Management also discussed with the Board the Fund’s distribution arrangements. The Board was provided with information concerning revenues received by and certain expenses incurred by the Fund’s affiliated distributors and how the amounts received by the distributors are paid.

Smith Barney Allocation Series Inc.: Select High Growth Portfolio

The information comparing the portfolio’s Contractual and Actual Management Fees and its total expense ratio to its Expense Group, consisting of four all-inclusive variable insurance portfolio funds of funds (including the portfolio) that are classified as “multi-cap core funds” by Lipper, showed that the portfolio’s Contractual and Actual Management Fees were higher than the range of management fees paid by the other funds in the Expense Group and were in fact higher than the median. The Board noted that the portfolio’s total expense ratio was also higher than the median. The Board will continue to monitor the management fees and total expenses of the portfolio.

Smith Barney Allocation Series Inc.: Select Growth Portfolio

The information comparing the portfolio’s Contractual and Actual Management Fees and its total expense ratio to its Expense Group, consisting of four all-inclusive variable insurance portfolio funds of funds (including the portfolio) that are classified as “multi-cap core funds” by Lipper, showed that the portfolio’s Contractual and Actual Management Fees were higher than the range of management fees paid by the other funds in the Expense Group and were in fact higher than the median. The Board noted that the portfolio’s total expense ratio was also higher than the median. The Board will continue to monitor the management fees and total expenses of the portfolio.

Smith Barney Allocation Series Inc.: Select Balanced Portfolio

The information comparing the portfolio’s Contractual and Actual Management Fees and its total expense ratio to its Expense Group, consisting of the portfolio, two other “balanced funds” of funds and one “multi-cap core fund” of funds underlying variable insurance products, as classified by Lipper, showed that the portfolio’s Contractual and Actual Management Fees were higher than the range of management fees paid by the other funds in the Expense Group and were in fact higher than the median. The Board noted that the portfolio’s total expense ratio was also higher than the median. The Board will continue to monitor the management fees and total expenses of the portfolio.

Taking all of the above into consideration, the Board determined that the Management Fee was reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement.

48	Smith Barney Allocation Series Inc.

Board Approval of Management Agreement (unaudited) (continued)

Manager Profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the CAM fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Manager’s profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of Scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s portfolios’ assets grow to beyond current levels. However, because of the nature of the Manager’s business, the Board could not reach definitive conclusions as to whether the Manager might realize economies of scale or how great they may be.

Other Benefits to the Manager

The Board considered other benefits received by the Manager, and its affiliates as a result of its relationship with the Fund, including soft dollar arrangements, receipt of brokerage and the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

In light of all of the foregoing, the Board approved the Management Agreement to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Board discussed the proposed continuance of the Management Agreement in a private session with their independent legal counsel at which no representatives of the Manager were present.

Additional Information

On June 23, 2005, Citigroup Inc. (“Citigroup”) entered into a definitive agreement (the “Transaction Agreement”) with Legg Mason, Inc. (“Legg Mason”) under which Citigroup agreed to sell substantially all of its asset management business, Citigroup Asset Management (“CAM”), which includes the Adviser, to Legg Mason in exchange for the broker-dealer and investment banking businesses of Legg Mason and certain other considerations (the “Transaction”). The Transaction closed on December 1, 2005.

Smith Barney Allocation Series Inc.	49

Board Approval of Management Agreement (unaudited) (continued)

The consummation of the Transaction resulted in the automatic termination of the Fund’s current management agreement in accordance with the Investment Company Act of 1940, as amended (the “1940 Act”). Prior to the closing of the Transaction, the Fund’s Board approved new management agreements for the portfolios between each portfolio and the Adviser (the “New Management Agreements” and each, a “New Management Agreement”), and authorized the Fund’s officers to submit the New Management Agreements to shareholders for their approval.

On July 11, 2005, members of the Board discussed with CAM management and certain Legg Mason representatives the Transaction and Legg Mason’s general plans and intentions regarding CAM’s business and its combination with Legg Mason’s business. The Board Members also inquired about the plans for and anticipated roles and responsibilities of certain CAM employees and officers after the Transaction.

At a meeting held on August 1, 2005, the Fund’s Board, including a majority of the Board Members who are not “interested persons” of the Fund or the Adviser as defined in the 1940 Act (the “Independent Board Members”), approved each New Management Agreement. To assist the Board in its consideration of each New Management Agreement, Legg Mason provided materials and information about Legg Mason, including its financial condition, asset management capabilities and organization, and CAM provided materials and information about the Transaction between Legg Mason and Citigroup. Representatives of CAM and Legg Mason also made presentations to and responded to questions from the Board. The Independent Board Members, through their independent legal counsel, also requested and received additional information from CAM and Legg Mason in connection with their consideration of each New Management Agreement. The additional information was provided in advance of and at the August meeting. After the presentations and after reviewing the written materials provided, the Independent Board Members met in executive session with their counsel to consider the New Management Agreements. The Independent Board Members also conferred separately and with their counsel about the Transaction on a number of occasions, including in connection with the July and August meetings.

In their deliberations concerning the New Management Agreements, among other things, the Board Members considered:

(i) the reputation, financial strength and resources of Legg Mason and its investment advisory subsidiaries;

(ii) that, following the Transaction, CAM will be part of an organization focused on the asset management business;

(iii) that Legg Mason is an experienced and respected asset management firm, and that Legg Mason has advised the Board Members that (a) it may wish to combine certain CAM operations with those of certain Legg Mason subsidiaries; (b) it is expected that these combination processes will result in changes to portfolio managers or portfolio management teams for a number of the CAM funds, subject to Board oversight and

50	Smith Barney Allocation Series Inc.

Board Approval of Management Agreement (unaudited) (continued)

appropriate notice to shareholders, and that, in other cases, the current portfolio managers or portfolio management teams will remain in place; and (c) in the future, it may recommend that Legg Mason subsidiaries be appointed as the adviser or subadviser to some or all of the CAM funds, subject to applicable regulatory requirements;

(iv) that CAM management had advised the Board that a number of portfolio managers and other key CAM personnel would be retained after the closing of the Transaction;

(v) that CAM management and Legg Mason have advised the Board that following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund’s portfolios and their shareholders by the Adviser, including compliance services;

(vi) that Legg Mason has advised the Board that it has no present intention to alter the expense waivers and reimbursements currently in effect and, while it reserves the right to do so in the future, it would consult with the Board before making any changes;

(vii) that under the Transaction Agreement, Citigroup and Legg Mason have agreed not to take any action that is not contemplated by the Transaction or fail to take any action that to their respective knowledge would cause any “undue burden” on Fund shareholders under applicable provisions of the 1940 Act;

(viii) the assurances from Citigroup and Legg Mason that, for a three-year period following the closing of the Transaction, Citigroup-affiliated broker-dealers will continue to offer the Fund’s portfolios as an investment product, and the potential benefits to Fund shareholders from this and other third-party distribution access;

(ix) the potential benefits to Fund shareholders from being part of a combined fund family with Legg Mason-sponsored funds;

(x) that Citigroup and Legg Mason would derive benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered;

(xi) the potential effects of regulatory restrictions on the Fund if Citigroup-affiliated broker-dealers remain principal underwriters of the Fund after the closing of the Transaction;

(xii) the fact that the Fund’s portfolios total advisory and administrative fees will not increase by virtue of the New Management Agreements, but will remain the same;

(xiii) the terms and conditions of the New Management Agreements, including the differences from the current management agreement, and the benefits of a single, uniform form of agreement covering these services;

(xiv) that the Fund’s portfolios would not bear the costs of obtaining shareholder approval of the New Management Agreements;

(xv) that the Fund would avail itself of permissions granted under certain licensing arrangements between Citigroup and Legg Mason that would permit the Fund’s portfolios (including any share classes thereof) to maintain their current name, as well as all logos, trademarks and service marks, related to Citigroup or any of its affiliates for some agreed upon time period after the closing of the Transaction; and

Smith Barney Allocation Series Inc.	51

Board Approval of Management Agreement (unaudited) (continued)

(xvi) that, as discussed in detail above, within the past year the Board had performed a full annual review of the current management agreement as required by the 1940 Act. In that regard, the Board, in its deliberations concerning the New Management Agreements, considered the same factors regarding the nature, quality and extent of services provided, costs of services provided, profitability, fall-out benefits, fees and economies of scale and investment performance as it did when it renewed the current management agreements, and reached substantially the same conclusions.

52	Smith Barney Allocation Series Inc.

Additional Information (unaudited)

Information about Directors and Officers

The business and affairs of the Smith Barney Allocation Series Inc. (“Company”) are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below. The Statement of Additional Information includes additional information about Company Directors and is available, without charge, upon request by calling Shareholder Services at 1-800-451-2010.

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Non-Interested Directors:
Walter E. Auch 6001 N. 62nd Place Paradise Valley, AZ 85253 Birth Year: 1921	Director	Since 2005	Retired	23	Director, Nicholas Applegate Funds; Director UBS Funds; Director, US Bancorp Advisory Group
H. John Ellis 858 East Crystal Downs Drive Frankfort, MI 49635 Birth Year: 1921	Director	Since 1996	Retired	23	None
Armon E. Kamesar 7328 Country Club Drive La Jolla, CA 92037 Birth Year: 1927	Director	Since 1995	Chairman, TEC International; Trustee, US Bankruptcy Court	23	None
Stephen E. Kaufman Stephen E. Kaufman PC Co. 277 Park Avenue, 47th Floor New York, NY 10172 Birth Year: 1932	Director	Since 1995	Attorney	47	None
John J. Murphy 123 Prospect Street Ridgewood, NJ 07450 Birth Year: 1944	Director	Since 2002	President, Murphy Capital Management	23	Barclays International Funds Group Ltd. and affiliated companies

Smith Barney Allocation Series Inc.	53

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Interested Director:
R. Jay Gerken, CFA** Citigroup Asset Management (“CAM”) 399 Park Avenue New York, NY 10022 Birth Year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of CAM; Chairman, President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Legg Mason; Formerly, Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996 to 2001); Formerly, Chairman, President and Chief Executive Officer of Travelers Investment Advisers Inc. (from 2002 to 2005)	182	None
Officers:
Andrew B. Shoup CAM 125 Broad Street 11th Floor New York, NY 10004 Birth Year: 1956	Senior Vice President and Chief Administrative Officer	Since 2003

Director of CAM; Senior Vice President and Chief Administrative Officer of certain mutual funds associated with Legg Mason; Formerly, Head of International Funds Administration of CAM (from 2001 to 2003); Director of Global Funds Administration of CAM (from 2000 to 2001)

				N/A	N/A

54	Smith Barney Allocation Series Inc.

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Robert J. Brault CAM 125 Broad Street 11th Floor New York, NY 10004 Birth Year: 1965	Chief Financial Officer and Treasurer	Since 2004

Director of CAM; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Director of Internal Control for CAM U.S. Mutual Fund Administration (from 2002 to 2004); Director of Project Management & Information Systems for CAM U.S. Mutual Fund Administration (from 2000 to 2002)

				N/A	N/A
Steven Bleiberg CAM 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1959	Vice President and Investment Officer	Since 2003	Managing Director of Legg Mason; Managing Director and Chairman of the Global Equity Strategy Group, Credit Suisse Asset Management (from 1991 to 2003)	N/A	N/A
Ted P. Becker CAM 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1951	Chief Compliance Officer	Since 2006

Managing Director of Compliance at Legg Mason & Co., LLC, (2005-Present); Chief Compliance Officer with certain mutual funds associated with Legg Mason (since 2006); Managing Director of Compliance at Citigroup Asset Management (2002-2005). Prior to 2002, Managing Director- Internal Audit & Risk Review at Citigroup Inc.

				N/A	N/A
John Chiota CAM 100 First Stamford Place 5th Floor Stamford, CT 06902 Birth Year: 1968	Chief Anti-Money Laundering Compliance Officer	Since 2006

Vice President of CAM (since 2004); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason (since 2006); prior to August 2004, Chief AML Compliance Officer with TD Waterhouse

				N/A	N/A

Smith Barney Allocation Series Inc.	55

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Robert I. Frenkel CAM 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003

Managing Director and General Counsel of Global Mutual Funds for CAM and its predecessor; Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason (since 2003); Formerly, Secretary of CFM (from 2001 to 2004)

				N/A	N/A

*	Each Director and officer serves until his or her successor has been duly elected and qualified.
**	Mr. Gerken is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.

56	Smith Barney Allocation Series Inc.

Additional Shareholder Information (unaudited)

Results of a Special Meeting of Shareholders

On November 15, 2005, a Special Meeting of Shareholders was held for the following purposes: 1) to approve a new management agreement and 2) to elect Directors. The following table provides the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each matter voted on at the Special Meeting of Shareholders.

1. Approval of New Management Agreement
Item Voted On	Votes For	Votes Against	Abstentions	Broker Non-Votes
New Management Agreement
Select High Growth Portfolio	5,913,689.080	80,156.863	109,632.748	0
Select Growth Portfolio	10,925,511.930	122,970.486	392,992.535	0
Select Balanced Portfolio	17,916,879.048	274,395.022	282,416.812	0
2. Election of Directors†
Nominees:	Votes For	Authority Withheld	Abstentions	Broker Non-Votes
Walter E. Auch	92,894,375.921	4,934,232.851	39,990.673	0
H. John Ellis	92,866,585.214	4,962,023.558	39,990.673	0
Armon E. Kamesar	92,881,703.639	4,946,905.133	39,990.673	0
Stephen E. Kaufman	92,849,325.430	4,979,283.342	39,990.673	0
John J. Murphy	93,232,738.263	4,595,870.509	39,990.673	0
R. Jay Gerken	93,157,162.768	4,671,446.004	39,990.673	0

† Directors are elected by the shareholders of all of the Funds in the series of the company including the Fund.

Smith Barney Allocation Series Inc.	57

Important Tax Information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended January 31, 2006.

	Select High Growth Portfolio	Select Growth Portfolio		Select Balanced Portfolio
Record Date:	12/29/2005	8/18/2005	12/29/2005	8/18/2005	12/29/2005
Payable Date:	12/30/2005	8/19/2005	12/30/2005	8/19/2005	12/30/2005
Dividends Qualifying for the
Dividends Received
Deduction for Corporations	71.07%	—	25.05%	7.62%	18.20%

Please retain this information for your records.

58	Smith Barney Allocation Series Inc.

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Smith Barney Allocation Series Inc.

DIRECTORS

Walter E. Auch

H. John Ellis

R. Jay Gerken, CFA

Chairman

Armon E. Kamesar

Stephen E. Kaufman

John J. Murphy

OFFICERS

R. Jay Gerken, CFA

President and Chief

Executive Officer

Andrew B. Shoup

Senior Vice President and

Chief Administrative Officer

Robert J. Brault

Chief Financial Officer and

Treasurer

Steven Bleiberg

Vice President and Investment

Officer

Ted P. Becker

Chief Compliance Officer

John Chiota

Chief Anti-Money Laundering

Compliance Officer

Robert I. Frenkel

Secretary and Chief Legal Officer

INVESTMENT MANAGER

Smith Barney Fund

Management LLC

DISTRIBUTORS

Citigroup Global Markets Inc.

Legg Mason Investor

Services, LLC

CUSTODIAN

State Street Bank and

Trust Compamy

TRANSFER AGENT

PFPC Inc.

4400 Computer Drive

Westborough, Massachusetts

01581

SMITH BARNEY

ALLOCATION SERIES INC.

125 Broad Street

10th Floor, MF-2

New York, New York 10004

INDEPENDENT

REGISTERED PUBLIC

ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, New York 10154

Smith Barney
Allocation Series Inc.

Select High Growth Portfolio
Select Growth Portfolio
Select Balanced Portfolio

The Funds are separate investment funds of the Smith Barney Allocation
Series Inc., a Maryland corporation.

SMITH BARNEY ALLOCATION SERIES INC.
125 Broad Street
10th Floor, MF-2
New York, New York 10004

The Funds file their complete schedule of portfolio holdings with the
Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public
Reference Room may be obtained by calling 1-800-SEC-0330. To obtainin formation on Form N-Q from the Funds, shareholders can call
1-800-451-2010.

Information on how the Funds voted proxies relating to portfolio securi-
ties during the most recent 12-month period ended June 30, and a description of the policies and procedures that the Funds use to deter-
mine how to vote proxies relating to portfolio securities is available
(1) without charge, upon request, by calling 1-800-451-2010, (2) on the
Funds’ website at www.citigroupam.com and (3) on the SEC’s website at
www.sec.gov.

This report is submitted for the
general information of the share-
holders of the Smith Barney
Allocation Series Inc.: Select High
Growth, Select Growth and Select
Balanced Portfolios.

This report must be preceded or
accompanied by a free prospec-
tus. Investors should consider
the Fund’s investment objec-
tives, risks, charges and
expenses carefully before
investing. The prospectus con-
tains this and other important
information about the Fund.
Please read the prospectus care-
fully before investing.

www.citigroupam.com

©2006Legg Mason Investor
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FD01436 3/06

06-9763

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Armon E. Kamesar, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Kamesar as the Audit Committee’s financial expert. Mr. Kamesar is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	Principal Accountant Fees and Services

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending January 31, 2005 and January 31, 2006 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $119,200 in 2005 and $122,200 in 2006.

b) Audit-Related Fees. There were no fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Smith Barney Allocation Series Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $23,200 in 2005 and $0 in 2006. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Smith Barney Allocation Series Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Smith Barney Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Smith Barney Allocation Series Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as:
(i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Smith Barney Allocation Series Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2005 and 2006; Tax Fees were 100% and 100% for 2005 and 2006; and Other Fees were 100% and 100% for 2005 and 2006.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Smith Barney Allocation Series Inc. and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Smith Barney Allocation Series Inc. during the reporting period were $0 in 2006 for fees related to the transfer agent matter as fully described in the notes the financial statements titled “additional information” and $75,000 for 2005.

(h) Yes. The Smith Barney Allocation Series Inc.` Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Smith Barney Allocation Series Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 10.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 11.	EXHIBITS.

(a) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(b) Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002
Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Smith Barney Allocation Series Inc.

By:	/s/ R. Jay Gerken R. Jay Gerken Chief Executive Officer of Smith Barney Allocation Series Inc.

Date: April 10, 2006

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken (R. Jay Gerken) Chief Executive Officer of Smith Barney Allocation Series Inc.

Date: April 10, 2006

By:	/s/ Robert J. Brault (Robert J. Brault) Chief Financial Officer of Smith Barney Allocation Series Inc.

Date: April 10, 2006